INVESCO Capital Appreciation Funds, Inc.
                              INVESCO Dynamics Fund

                 Supplement to Prospectus dated July 3, 1997

A. The  section  of  the  above  Fund's   Prospectus   entitled   "Essential
   Information--Organization and Management" is amended to (1) delete the second paragraph, and (2) substitute the following paragraph in its place:

            The Fund's investments are selected by two INVESCO portfolio managers: INVESCO senior vice president and portfolio manager Timothy J. Miller and Tom Wald. A Chartered Financial Analyst, Mr. Miller earned his M.B.A. from the University of Missouri-St. Louis and his B.S.B.A. from St. Louis University. Portfolio manager Tom Wald earned his M.B.A. from the Wharton School at the University of Pennsylvania.

B. The  section  of  the  Fund's  prospectus   entitled  "The  Fund  and  Its
   Management" is amended to (1) delete the third paragraph, and (2) substitute the following paragraphs in its place:

            The Fund is managed by two members of the INVESCO Growth Team, which is headed by Timothy J. Miller. The following individuals are primarily responsible for the day-to-day management of the Fund's portfolio holdings:

            Timothy J. Miller, a Chartered Financial Analyst, has been the lead portfolio manager of the Fund since October 1997 and portfolio manager of the Fund since 1993. Mr. Miller also manages INVESCO VIF-Dynamics Fund, INVESCO Small Company Growth Fund, INVESCO VIF-Small Company Growth Fund, INVESCO Growth Fund, and INVESCO VIF-Growth Fund and is a senior vice president of INVESCO Trust Company. Mr. Miller was previously an analyst and portfolio manager with Mississippi Valley Advisors from 1979 to 1992. Mr. Miller received a M.B.A. from the University of Missouri-St. Louis and a B.S.B.A. from St. Louis University.

            Tom Wald has been a co-portfolio manager of the Fund since
            October 1997.  Mr. Wald also manages INVESCO VIF-Dynamics Fund.
            Mr. Wald was previously the senior health care analyst with Munder Capital Management. Mr. Wald has also worked for Duff & Phelps and Prudential Investment Corp. Mr. Wald received a M.B.A. from the Wharton School at the University of Pennsylvania and a B.A. from Tulane University.

The date of this Supplement is October 24, 1997.